UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [_]

CHECK THE APPROPRIATE BOX:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          CHARYS HOLDING COMPANY, INC.
                (Name of Registrant as Specified In Its Charter)



Payment of filing fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[_]  Title of each class of securities to which transaction applies:
(1)  Aggregate number of securities to which transactions applies:
(2) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(3)  Proposed maximum aggregate value of transaction:
(4)  Total fee paid:
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount  previously  paid:
(2)  Form,  Schedule  or  Registration  Statement  No.:
(3)  Filing  party:
(4)  Date  Filed:


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                          CHARYS HOLDING COMPANY, INC.
                     1117 PERIMETER CENTER WEST, SUITE N415
                             ATLANTA, GEORGIA 30338

              SUPPLEMENT TO PROXY STATEMENT DATED SEPTEMBER 8, 2005

To  Our  Stockholders:

     You recently received a Proxy Statement dated September 8, 2005 (the "Proxy Statement") in connection with the solicitation of proxies by the Board of Directors of Charys Holding Company, Inc. (the "Company") for the Annual Meeting of the Stockholders of the Company (the "Annual Meeting") to be held at 1117 Perimeter Center West, Suite W113, Atlanta, Georgia 30338 on September 30, 2005 at 10:00 a.m., Atlanta, Georgia time, for the following purposes:

1. To elect three persons as Class A directors to our board of directors. Management has nominated Michael Oyster, Gisle Larsen, and Dennis C. Hayes.

2.   To ratify the Charys Holding Company, Inc. Stock Plans.

3. To ratify the selection of Miller, Ray, Houser & Stewart LLP as our independent public accountants for the fiscal years ending April 30, 2005 and 2006.

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     This Proxy Supplement should be read in conjunction with the Proxy Statement and is being provided to you to amend the information, which was incorrectly set forth in the Proxy Statement, specifically:

- Michael Oyster, Gisle Larsen, and Dennis C. Hayes, the three persons nominated by the management as Class A directors, are to be elected to hold office for a period of THREE YEARS following the Annual Meeting, not until the next annual meeting, as stated in the Proxy Statement.

     Only stockholders of record at the close of business on August 25, 2005 shall be entitled to notice of, and to vote at, the meeting or any postponements or adjournments.

     If you need another copy of the Proxy Statement, you may contact our corporate secretary at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338, to request that another copy be mailed to you.

                                            By Order of the Board of Directors,

                                            /s/ Billy V. Ray, Jr.

                                            Billy V. Ray, Jr.
                                            Chairman and Chief Executive Officer


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                           PROXY STATEMENT SUPPLEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 30, 2005

     This Proxy Statement supplement (this "Proxy Supplement") is furnished in connection with the solicitation of proxies by the Board of Directors of Charys Holding Company, Inc. (the "Company") for the Annual Meeting of the Stockholders of the Company (the "Annual Meeting") to be held at 1117 Perimeter Center West, Suite W113, Atlanta, Georgia 30338 on September 30, 2005 at 10:00 a.m., Atlanta, Georgia time, or at any and all postponements or adjournments, for the purposes set forth in the Notice of Annual Meeting. This Proxy Supplement supplements the Proxy Statement dated September 8, 2005 (the "Proxy Statement").

     This Proxy Supplement is first being mailed to stockholders on or about September 19, 2005.

     Only stockholders of record at the close of business on August 25, 2005, are entitled to notice of and to vote at the meeting and at any adjournments thereof. On the record date, our authorized capital stock consisted of 300,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. Each share of our common stock is entitled to one vote, of which there were 8,408,649 shares issued and outstanding on the record date, fully paid and non-assessable. Billy V. Ray, Jr., our chairman and chief executive officer, has the right to vote 2,185,150 shares of our common stock, which shares represent 25.99 percent of our issued and outstanding common stock, without giving any effect to the exercise of any options to purchase shares of our common stock or other obligations to issue shares as described in "Principal Stockholders" section of the Proxy Statement.

     On the record date, our preferred stock was classified into three series, Series A, consisting of 1,000,000 shares, all of which were owned by Mr. Ray, Series B, consisting of 400,000 shares, all of which were owned by The Frost Bank, and Series C, consisting of 500,000 shares, all of which were owned by The Frost Bank.

     The Series A preferred stock is not convertible into shares of our common stock. However, on all matters submitted to vote of our stockholders, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by 250. Inasmuch as Mr. Ray owns all 1,000,000 shares of our Series A preferred stock issued and outstanding on the record date, he has the equivalent votes of 250,000,000 shares of our common stock, which number exceeds our issued and outstanding common stock on the record date.

     Each share of the Series B and Series C preferred stock is convertible into one share of our common stock, but neither of the Series B nor Series C preferred stock have voting rights on any matters submitted to the vote of our stockholders.

     The quorum for the transaction of business at the meeting consists of stockholders present in person, or represented by proxy holding not less than a majority of the issued and outstanding shares of our common stock, after allowing for the voting rights of our Series A preferred stock. If sufficient shares are not represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitations of proxies by us. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the meeting in the manner set forth above. Since Mr. Ray has the voting rights representing 252,185,150 shares of our common stock, which number exceeds our issued and outstanding common stock on the record date, a quorum will be assured.

     Under the Delaware General Corporation Law, the three nominees receiving the greatest number of votes cast by the holders of our common stock will be elected as Class A directors for a term of three years (Proposal 1). Under Delaware law, abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present and will have no effect on the election of directors. A broker non-vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons


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entitled to vote and the broker or nominee does not have discretionary power to vote on a particular matter) is counted for purposes of determining the existence of a quorum and will have no effect on the election of directors.

     If the proxy ballot is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained in the ballot. Unless contrary instructions are given, the persons designated as proxy holders in the proxy ballot will vote FOR the election of Michael Oyster, Gisle Larsen, and Dennis C. Hayes as Class A directors. Each such proxy granted may be revoked by the stockholder at any time before it is exercised by filing with our corporate secretary a revoking instrument or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting; attendance at the Annual Meeting will not, in itself, revoke the proxy.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain of our directors, officers and regular employees may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with some of our record stockholders, which are brokerage houses, custodians, nominees and other fiduciaries, to send proxy materials to their principals, and they will be reimbursed by us for postage and clerical expenses. We reserve the right, if deemed desirable or necessary, to retain a proxy solicitation firm or other third parties to deliver solicitation material to such brokerage houses, custodians, nominees and other fiduciaries for distribution by them to their principals and to assist us in collecting or soliciting proxies from them. The cost of these services, exclusive of out-of-pocket costs, is not expected to exceed $5,000.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     Three Class A directors are to be elected at the meeting to hold office for a period of THREE YEARS. Each returned proxy cannot be voted for a greater number of persons than the number of nominees named (three). The three nominees receiving the highest number of votes will be elected if a quorum is present and voting. If, however, any of the proposed Class A directors are unable to serve, or for good cause decline to serve at the time of the meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. The board of directors is not aware of any circumstances that would render any nominee unavailable for election.

VOTE REQUIRED

     Unless individual stockholders specify otherwise, each returned proxy will be voted for the election of the three nominees who are listed herein, or for as many nominees of the board of directors as possible, not to exceed three, such votes to be distributed among such nominees in the manner as the persons named in the proxy ballot see fit.

     Our board of directors recommends that stockholders vote FOR the director nominees named above, and, unless a stockholder gives instructions on the proxy ballot to the contrary or a broker non-vote is indicated on the proxy ballot, the appointees named thereon intend so to vote.

                                            By Order of the Board of Directors,

                                            /s/ Billy V. Ray, Jr.

                                            Billy V. Ray, Jr.
                                            Chairman and Chief Executive Officer


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